FINANCIAL INCOME AND EXPENSES - Schedule of Finance Income and Cost (Details) - CHF (SFr) SFr in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Finance income:
Interest income	SFr 3.5	SFr 8.1	SFr 3.0
Dividend income	0.0	0.0	0.0
Realised and unrealised gains on derivative instruments	0.0	249.6	0.0
Foreign currency transaction gains	420.2	0.0	568.6
Gains due to changes in fair values of certain investments and debt, net	0.0	0.0	3.1
Other financial income	2.1	0.0	0.0
Total	425.8	257.7	574.7
Finance expenses:
Interest expense	(313.3)	(432.9)	(431.1)
Realised and unrealised losses on derivative instruments	(290.1)	0.0	(524.5)
Foreign currency transaction losses	0.0	(295.2)	0.0
Losses on debt modification and extinguishment	(29.2)	(4.0)	(0.1)
Losses due to changes in fair values of certain investments and debt, net	(21.0)	(6.1)	0.0
Other financial expense	(2.7)	(4.4)	(1.5)
Total	SFr (656.3)	SFr (742.6)	SFr (957.2)